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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 8, 2007



                         CHENIERE ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

           Delaware                        1-33366               20-5913059
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

               700 Milam Street
                   Suite 800
                Houston, Texas                                  77002
  (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02     Results of Operations and Financial Condition.

         On May 8, 2007, Cheniere Energy Partners, L.P. (the "Partnership") issued a press release announcing the Partnership's results of operations for the period March 26, 2007, inception of operations, to March 31, 2007. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein in its entirety.

         The information included in this Item 2.02 of Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01     Financial Statements and Exhibits.

d)  Exhibits


Exhibit
Number            Description
------            -----------

99.1              Press Release, dated May 8, 2007.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHENIERE ENERGY PARTNERS, L.P.

                                       By:   CHENIERE ENERGY PARTNERS GP, LLC,
                                             its general partner


Date:  May 8, 2007              By:    /s/ Don A. Turkleson
                                       ---------------------------
                                       Name:  Don A. Turkleson
                                       Title: Senior Vice President
                                                and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------

99.1              Press Release, dated May 8, 2007.